SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):          FEBRUARY 21, 2003


                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)


            ILLINOIS                      O-28557                  36-3559839
       (State or other                  (Commission             (I.R.S. Employer
jurisdiction of incorporation)          File Number)             Identification
                                           No.)


                            1718 FRY ROAD, SUITE 450
                              HOUSTON, TEXAS  77084
              (Address of principal executive offices)  (zip code)


                                 (281) 828-2500
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     On February 21, 2003, Humatech, Inc. issued a press release concerning the completion of its restatement of approximately $350,000 in year 2000 and 2001 revenues. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.     REGULATION  FD  DISCLOSURE

     Not  applicable.

EXHIBITS

ITEM  NO.    DESCRIPTION
---------    -----------

99.1         Press  Release  dated  February  21,  2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February  24,  2003        Humatech,  Inc.,
                                   an  Illinois  corporation



                                   /s/  David  G.  Williams
                                   ------------------------
                                   By:  David  G.  Williams
                                   Its:  President

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